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                                                                    EXHIBIT 10.2

                              GUARANTY OF AGREEMENT

      THIS GUARANTY OF AGREEMENT (this "GUARANTY") is made and entered into as of April 27, 2005 by World Airways, Inc., a Delaware corporation ("GUARANTOR") and a wholly-owned subsidiary of World Air Holdings, Inc., a Delaware corporation (the "PARENT"), to and for the benefit of Dan McKinnon, as Trustee of the Dan and Janice McKinnon Family Trust dated January 15, 2005 ("Seller"). Guarantor and Seller are sometimes herein individually referred to as a "PARTY" and, collectively, as the "PARTIES." Capitalized terms used herein that are not otherwise defined shall have the respective meanings set forth in the Stock Purchase Agreement (as defined below).

                                   WITNESSETH:

      WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of even date hereof (the "STOCK PURCHASE AGREEMENT"), by and among the Parent, Seller, North American Airlines, Inc., a Delaware corporation ("NAA"), and Dan McKinnon, in his individual capacity ("MCKINNON"), Parent, in addition to a cash payment to Seller made simultaneously with the execution of this Guaranty, undertook certain other obligations to be performed after the date of this Guaranty in exchange for all of the shares of common stock of NAA (the "ACQUIRED ASSETS");

      WHEREAS, Guarantor desires that Parent acquire the Acquired Assets from Seller, and is therefore willing to guarantee all obligations of Purchaser under the Stock Purchase Agreement; and

      WHEREAS, the execution and delivery by Guarantor of this Guaranty is a condition to McKinnon's and Seller's performance under the Stock Purchase Agreement.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Guarantor, and intending to be legally bound, Guarantor hereby agrees as follows:

      SECTION 1. GUARANTEED OBLIGATIONS. Guarantor hereby unconditionally and irrevocably guarantees to Seller the due, punctual and full payment and performance of, and covenants with Seller to duly, punctually and fully pay and perform, and to be fully liable to Seller for all indebtedness, liabilities and obligations of Parent evidenced or set forth in the Stock Purchase Agreement (collectively, the "GUARANTEED OBLIGATIONS").

      SECTION 2. GUARANTY UNCONDITIONAL. The obligations of Guarantor hereunder are continuing, absolute and unconditional, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. Without limiting the generality of the foregoing, the obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

            (a) any amendment, modification or supplement to the Stock Purchase Agreement;

            (b) any exercise or nonexercise of or delay in exercising any right, remedy, power or privilege under or in respect of this Guaranty or the Stock Purchase Agreement (even if any such right, remedy, power or privilege shall be lost thereby), or any waiver, consent, indulgence or other action or inaction in respect thereof;

            (c) any bankruptcy, reorganization, insolvency, arrangement, composition,

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      assignment for the benefit of creditors or similar proceeding commenced by or against Guarantor or any discharge, limitation, modification or release of liability of the Guarantor by virtue of such proceedings;

            (d) any extension of time for payment or performance of the Guaranteed Obligations;

            (e) any voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property of, or any marshaling of assets and liabilities or other similar proceeding affecting, Guarantor or any of its assets; or

            (f) any other circumstances which might otherwise constitute a legal or equitable discharge of a guarantor or surety.

      SECTION 3. WAIVER OF DEFENSES. Guarantor hereby waives diligence, presentment, demand, protest, acceptance of this Guaranty, and except as otherwise specifically provided herein, all notices of any kind, and waives any requirement that Seller exhaust any right or remedy. This Guaranty constitutes an agreement of suretyship as well as of guaranty, and Seller may pursue its rights and remedies under this Guaranty and under the Stock Purchase Agreement in whatever order, or collectively, as Seller may elect, and shall be entitled to payment and performance hereunder. Further, Guarantor waives and agrees not to assert or take advantage of:

            (a) any right to require Seller to proceed against Parent, any other guarantor or any other person or any security now or hereafter held by Seller or to pursue any other remedy whatsoever;

            (b) any defense based upon any legal disability of Parent or any guarantor or other person, or any discharge or limitation of the liability of Parent or any guarantor or other person to Seller, or any restraint or stay applicable to actions against Parent or any guarantor or other person, whether such disability, discharge, limitation, restraint or stay is consensual, or arising by order of a court or other governmental authority, or arising by operation of law or any liquidation, reorganization, insolvency, receivership, bankruptcy, assignment for the benefit of creditors or other debtor-relief proceeding, or from any other cause, including any defense to the payment of interest, attorneys' fees and costs, and other charges that otherwise would accrue or become payable in respect to the Guaranteed Obligations after the commencement of any such proceeding;

            (c) any right of or to any setoff or counterclaim (including without limitation pursuant to the Stock Purchase Agreement), presentment, demand, protest, notice of protest, nonpayment, default or acceleration, or other notice of any kind;

            (d) any defense based upon the modification, renewal, extension or other alteration of any of the Guaranteed Obligations, or of the documents executed in connection therewith;

            (e) any defense based upon the negligence of Seller, including the failure to perfect any security interest, or the failure to file a claim in any bankruptcy of Parent or any guarantor or other person;

            (f) any defense based upon a statute of limitations to the fullest extent permitted by law and any defense based upon Seller's delay in enforcing this Guaranty or any other agreement;

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            (g) all rights of subrogation, reimbursement, indemnity and contribution, all rights to enforce any remedy that Seller may have against Parent or other person, and all rights to participate in any security held by Seller for the Guaranteed Obligations until the Guaranteed Obligations have been paid and performed in full, and any defense based upon the impairment of any subrogation, reimbursement, indemnity or contribution rights that Guarantor might have, including any defense or right based upon the acceptance by Seller or an affiliate of Seller of a deed in lieu of foreclosure without extinguishing the Guaranteed Obligations, even if such acceptance destroys, alters or otherwise impairs subrogation rights of Guarantor, the right of Guarantor to proceed against Parent or any other person for reimbursement, or both;

            (h) any defense based upon or arising out of any defense which Parent or any other guarantor or other person may have to the performance of any part of the Guaranteed Obligations;

            (i) any defense based upon the death, incapacity, lack of authority, invalidity or termination of existence of, or purported revocation or rescission of this Guaranty or any of the Guaranteed Obligations by, any person, or the substitution of any Party hereto or thereto;

            (j) any defense based upon or related to Guarantor's lack of knowledge as to Parent's financial condition;

            (k) any right to revoke this Guaranty or obligations hereunder;

            (l) any right to designate the application of any sums or property received by Seller (and Guarantor agrees that any amounts or sums received by Seller from any source on account of the Guaranteed Obligations may be applied by Seller toward payment thereof in such order of application as Seller may from time to time elect); and

            (m) any defense based upon any action taken or omitted by Seller in any bankruptcy or other insolvency proceeding involving Parent or any other person, including any election to have Seller's claim allowed as secured, partially secured or unsecured, any extension of credit by Seller to Parent in any such proceeding, and the taking and holding by Seller of any security for any such extension of credit;

      SECTION 4. EVENT OF DEFAULT. The occurrence of any one or more of the following events after the expiration of any applicable grace or cure period provided under the Stock Purchase Agreement shall constitute an Event of Default under the provisions of this Guaranty, and the term "EVENT OF DEFAULT" as used in this Guaranty shall mean the occurrence of any one or more of the following events:

            (a) the failure of Guarantor to promptly pay or perform the Guaranteed Obligations, or

            (b) the commencement or filing of any proceedings by or against Guarantor or any of Guarantor's assets or properties under the provisions of any bankruptcy, reorganization, arrangement, insolvency, receivership, liquidation or similar law for the relief of debtors, and, except with respect to any such proceedings instituted by Guarantor, are not discharged within sixty (60) days of their commencement.

      SECTION 5. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default under the provisions of this Guaranty, an amount equal to the total of the Guaranteed Obligations then outstanding shall immediately and automatically be due and payable by Guarantor to Seller without further action by, or notice of any kind from, Seller unless expressly provided for herein, and Seller may at any time and

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from time to time thereafter exercise any powers, rights and remedies available to Seller under the provisions of this Guaranty, the Stock Purchase Agreement and applicable laws to enforce and collect the obligations and liabilities of Guarantor hereunder, all such powers, rights and remedies being cumulative and enforceable alternatively, successively or concurrently. Each and every Event of Default hereunder shall give rise to a separate cause of action hereunder, and separate actions may be brought hereunder as each cause of action arises. No failure or delay by Seller in one or more instances to require strict performance by Guarantor of any of the provisions hereof or to exercise any powers, rights or remedies available to it under the provisions of this Guaranty, the Stock Purchase Agreement or applicable laws shall operate as a waiver thereof or preclude Seller at any later time or times from demanding strict performance thereof or exercising any such powers, rights or remedies. No conduct, custom or course of dealing shall be effective to waive, amend, modify or release this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless it is in writing and signed by Seller, and any such waiver shall be effective only in the specific instance and for the specific purpose for which it is given.

      SECTION 6. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants as follows:

            (a) Guarantor is a corporation duly incorporated, validly existing, and is in good standing under the laws of Delaware and is duly qualified to do business in all states if any in which it is required to be qualified;

            (b) Guarantor has the requisite power and authority to own and manage its assets, to carry on its business as now being conducted and to perform its obligations hereunder;

            (c) The individual(s) executing this Guaranty on behalf of Guarantor or any person comprising a part of Guarantor is authorized and empowered by his/her or their signatures alone to bind Guarantor;

            (d) Guarantor has the full right, power and authority to execute and deliver this Guaranty, consummate the transactions contemplated hereby, and perform its obligations hereunder;

            (e) This Guaranty has been duly authorized, executed and delivered, and does not and will not require any consent or approval of any person or entity other than that which has been heretofore obtained;

            (f) The execution, delivery and performance by Guarantor of this Guaranty (i) have been duly authorized by all necessary action, (ii) are within the power of Guarantor, (iii) have received all necessary governmental approvals, and (iv) do not and will not (1) contravene Guarantor's corporate charter, articles of incorporation, bylaws or any other of Guarantor's corporate formation or governance documents, (2) violate any provision of any law, rule or regulation or any order, judgment or decree of any court or agency of government, or any indenture, agreement or any other instrument to which Guarantor is a party or by which Guarantor or its assets is bound, and (3) result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instruments which would affect this Guaranty;

            (g) This Guaranty has been duly executed by Guarantor and, when delivered to Seller, will constitute a legal, valid and binding obligation enforceable against Guarantor in accordance with its terms;

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            (h) Guarantor is not insolvent, and no bankruptcy or insolvency proceedings are pending or to the best of Guarantor's knowledge contemplated by or against Guarantor;

            (i) The value of the consideration received and to be received by Guarantor in connection with the Guaranteed Obligations and the Stock Purchase Agreement is reasonably worth at least as much as the liability and obligations of Guarantor incurred or arising under this Guaranty; Guarantor has had full and complete access to the documents relating to the Guaranteed Obligations, has reviewed them and is fully aware of the meaning and effect of their contents; Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal; Guarantor has adequate means to obtain from Parent on a continuing basis information concerning Parent's financial condition, and is not depending on Seller to provide such information, now or in the future; Guarantor agrees that Seller shall not have any obligation to advise or notify Guarantor or to provide Guarantor with any data or information; and

            (j) Guarantor has all requisite power and authority to transact any other business with Seller as necessary to fulfill the terms of this Guaranty.

      SECTION 7. FURTHER ASSURANCES. From time to time upon the request of Seller, Guarantor shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as Seller may deem reasonably necessary or desirable to confirm this Guaranty, to carry out the purpose and intent hereof or to enable Seller to enforce any of its rights hereunder.

      SECTION 8. AMENDMENTS, WAIVERS, ETC. This Guaranty cannot be amended, modified, waived, changed, discharged or terminated except by an instrument in writing signed by the Party against whom enforcement of such amendment, modification, waiver, change, discharge or termination is sought.

      SECTION 9. NO IMPLIED WAIVER; CUMULATIVE REMEDIES. No course of dealing and no delay or failure of Seller in exercising any right, power or privilege under this Guaranty or the Stock Purchase Agreement shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of Seller under this Guaranty are cumulative and not exclusive of any rights or remedies which Seller would otherwise have under the Stock Purchase Agreement, at law or in equity.

      SECTION 10. NOTICES. All notices, demands, requests, and other communications desired or required to be given hereunder shall be given in a manner and at the addresses set forth in Section 10.1 of the Stock Purchase Agreement.

      SECTION 11. SEVERABILITY. If any term or provision of this Guaranty or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the full extent permitted by law.

      SECTION 12 COUNTERPARTS. This Guaranty may be executed in any number of counterparts by the Parties hereto, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

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      SECTION 13. GOVERNING LAW. This Stock Purchase Agreement, and the rights and obligations of the Parties hereunder, shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of laws thereof.

      SECTION 14. SUCCESSORS AND ASSIGNS. This Guaranty shall bind Guarantor and Guarantor's heirs, executors, successors and assigns, and shall inure to the benefit of Seller and its successors and assigns.

      SECTION 15. TIME IS OF THE ESSENCE. Time is of the essence in connection with all obligations of Guarantor hereunder.

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      IN WITNESS WHEREOF, Guarantor has duly executed and delivered this
Guaranty as of the date first above written.

                                          GUARANTOR:

                                          WORLD AIRWAYS, INC.

                                          By: /s/ Randy J. Martinez
                                              -----------------------
                                              Name: Randy J. Martinez
                                              Title: CEO & President

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